Exhibit 99.1

UnionBanCal Corporation Reports Second Quarter Net Income of $242 Million

Second Quarter Highlights:

  Net income was $242 million, up from $235 million for the prior quarter, and $154 million for the year-ago quarter.
  Key asset quality metrics continued to be strong in second quarter. Excluding FDIC covered assets:
    Nonperforming assets at quarter-end were $678 million, or 0.86 percent of total assets, down from $815 million, or 1.03 percent of total assets, prior quarter.
    Allowance for credit losses to nonaccrual loans was 144 percent at quarter-end, down from 148 percent prior quarter.
  Net interest margin was 3.44 percent, down 5 basis points from the prior quarter, and up 33 basis points from the year-ago quarter.
  Loan-to-deposit ratio was 86 percent at June 30, 2011, up from 82 percent at March 31, 2011, and up from 73 percent at June 30, 2010, due to a combination of planned deposit runoff and loan growth.
  Capital levels strengthened during the quarter:
    Tangible common equity ratio was 10.29 percent at June 30, 2011, compared with 9.80 percent at March 31, 2011.
    Tier 1 common capital ratio was 13.08 percent at June 30, 2011, compared with 12.84 percent at March 31, 2011.

SAN FRANCISCO--(BUSINESS WIRE)--July 28, 2011--UnionBanCal Corporation (the Company or UB), parent company of San Francisco-based Union Bank, N.A., today reported second quarter 2011 results. Net income for second quarter was $242 million, up from $235 million for the prior quarter, and $154 million for the year-ago quarter. The improvement in net income compared with the prior quarter was primarily driven by lower noninterest expense.

Summary of Second Quarter Results

Second Quarter Total Revenue and Net Interest Income

For second quarter 2011, total revenue (net interest income plus noninterest income) was $854 million, down $4 million compared with the prior quarter. Net interest income decreased 1 percent, and noninterest income was flat. The net interest margin was 3.44 percent.

Net interest income for second quarter 2011 was $614 million, down $4 million, or 1 percent, compared with first quarter 2011. The decrease in net interest income was primarily due to a 5 basis point decline in the net interest margin, which was largely attributable to higher average rates paid on interest bearing liabilities, a lower average yield on total loans held for investment, and a higher average balance of lower-yielding interest bearing deposits in banks. A higher average yield on the securities portfolio, reflecting a continued portfolio remix, and a higher average balance of noninterest bearing deposits partially offset the decline in the margin.

Average total loans increased $566 million, or 1 percent, compared with first quarter 2011. Excluding FDIC covered loans, average total loans increased $700 million, or 1 percent, reflecting growth in residential mortgage loans and commercial & industrial loans. Average FDIC covered loans decreased $134 million, or 9 percent, due to expected runoff of the portfolio. Average noninterest bearing deposits increased $819 million, or 5 percent. Average interest bearing deposits decreased $2 billion, or 5 percent, primarily due to planned deposit runoff resulting from targeted rate reductions in transaction and money market accounts.

Compared with second quarter 2010, total revenue increased 1 percent, with net interest income up 2 percent and noninterest income down 2 percent. Average total loans increased 2 percent, primarily due to growth in residential mortgage loans and commercial & industrial loans. Average noninterest bearing deposits increased $3 billion, or 21 percent. Average interest bearing deposits decreased $13 billion, or 24 percent, primarily due to planned deposit runoff resulting from targeted rate reductions. The net interest margin, which increased 33 basis points compared with the year-ago quarter, benefited from a higher yield on securities; lower rates paid on total interest bearing deposits; and an improved earning assets mix, including a decreased volume of low-yielding interest bearing deposits in banks. Partially offsetting these benefits was a lower yield on average total loans.

Second Quarter Noninterest Income and Noninterest Expense

For second quarter 2011, noninterest income was $240 million, flat compared with prior quarter. Higher merchant banking fees were offset by lower trading account activities and lower other noninterest income. Other noninterest income decreased primarily due to a gain on the sale of MasterCard shares recorded in first quarter 2011, and an accretion adjustment to the indemnification asset associated with FDIC covered loans.

Noninterest income decreased $4 million, or 2 percent, compared with second quarter 2010. Service charges on deposit accounts decreased $8 million, reflecting lower overdraft volumes, and other noninterest income decreased $9 million, primarily due to an accretion adjustment to the indemnification asset associated with FDIC covered loans recorded in second quarter 2011. These decreases were partially offset by a $7 million increase in merchant banking fees.

Noninterest expense for second quarter 2011 was $578 million, down $37 million, or 6 percent, compared with first quarter 2011. The decrease was primarily due to a $44 million decrease in other noninterest expense, partially offset by an $11 million increase in professional and outside services expense. The decrease in other noninterest expense was primarily due to certain reserves for contingencies recorded in first quarter 2011. The provision for losses on off-balance sheet commitments was a benefit of $18 million in second quarter 2011, compared with a benefit of $13 million in first quarter 2011.

Noninterest expense for second quarter 2011 decreased $6 million, or 1 percent, compared with second quarter 2010. The decrease was primarily due to a reduction in the provision for off-balance sheet commitments and lower regulatory agencies expense, resulting from a reduction in the assessment rate for deposit insurance and lower deposit balances. The decrease was substantially offset by higher salaries and employee benefits expense.

Balance Sheet

At June 30, 2011, the Company had total assets of $80.1 billion, down $0.5 billion, or 1 percent, compared with March 31, 2011, and down $4.2 billion, or 5 percent, compared with June 30, 2010.

At June 30, 2011, total deposits were $57.2 billion, down $1.5 billion, or 3 percent, compared with March 31, 2011, and down $9.1 billion, or 14 percent, compared with June 30, 2010. Core deposits at June 30, 2011, were $46.4 billion, down $1.6 billion, or 3 percent, compared with March 31, 2011, and down $6.5 billion, or 12 percent, compared with June 30, 2010. The decline in total deposits and core deposits reflects planned runoff of targeted higher-rate deposits. At June 30, 2011, the Company’s loan-to-deposit ratio was 86 percent, up from 82 percent at March 31, 2011, and up from 73 percent at June 30, 2010.

Credit Quality

The total provision for credit losses was a benefit of $112 million for second quarter 2011, compared with a benefit of $115 million for first quarter 2011, as asset quality continued to improve overall. Nonperforming assets, excluding FDIC covered assets, declined $137 million, or 17 percent, compared with prior quarter. Net charge-offs increased $58 million, or 109 percent, compared with prior quarter, primarily reflecting the charge-off of a single large lease financing credit, which had been substantially reserved for in prior quarters.

Excluding FDIC covered assets, nonperforming assets were $678 million, or 0.86 percent of total assets at June 30, 2011, compared with $815 million, or 1.03 percent of total assets, at March 31, 2011, and $1.381 billion, or 1.68 percent of total assets, at June 30, 2010.

Net charge-offs for second quarter 2011 were $111 million, up from $53 million for first quarter 2011, reflecting the charge-off of a $71 million lease financing credit in second quarter 2011. As a percent of average total loans, excluding FDIC covered assets, net charge-offs for second quarter 2011 were 0.92 percent annualized, up from 0.46 percent annualized for first quarter 2011. For second quarter 2010, net charge-offs were $94 million, or 0.81 percent annualized of average total loans.

The total provision for credit losses is comprised of the provision for loan losses and the provision for losses on off-balance sheet commitments, which is classified in noninterest expense. In second quarter 2011, the provision for loan losses was a benefit of $94 million and the provision for losses on off-balance sheet commitments was a benefit of $18 million.

The allowance for credit losses as a percent of total loans, excluding FDIC covered loans, was 1.97 percent at June 30, 2011, compared with 2.48 percent at March 31, 2011, and 3.29 percent at June 30, 2010. The allowance for credit losses as a percent of nonaccrual loans, excluding FDIC covered loans, was 144 percent at June 30, 2011, compared with 148 percent at March 31, 2011, and 115 percent at June 30, 2010.

Capital

Total stockholder’s equity was $10.7 billion and tangible common equity was $8.0 billion at June 30, 2011. The Company’s tangible common equity ratio was 10.29 percent at June 30, 2011, up 49 basis points from 9.80 percent at March 31, 2011, and up 150 basis points from 8.79 percent at June 30, 2010. The Basel I Tier 1 common capital ratio at June 30, 2011, was 13.08 percent, compared with 12.84 percent at March 31, 2011. The Company’s Basel I Tier 1 and Total risk-based capital ratios at June 30, 2011, were 13.08 percent and 15.41 percent, respectively.

Non-GAAP Financial Measures

This press release contains certain references to financial measures identified as excluding privatization transaction expenses, foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated variable interest entities, merger costs related to acquisitions, or asset impairment charges, which are adjustments from comparable measures calculated and presented in accordance with accounting principles generally accepted in the United States of America (GAAP). These financial measures, as used herein, differ from financial measures reported under GAAP in that they exclude unusual or non-recurring charges, losses or credits. This press release identifies the specific items excluded from the comparable GAAP financial measure in the calculation of each non-GAAP financial measure. Management believes that financial presentations excluding the impact of these items provide useful supplemental information which is important to a proper understanding of the Company’s core business results. This press release also includes additional capital ratios (the tangible common equity and Tier 1 common capital ratios) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of UnionBanCal’s capital structure to other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies.

Headquartered in San Francisco, UnionBanCal Corporation is a financial holding company with assets of $80.1 billion at June 30, 2011. Its primary subsidiary, Union Bank, N.A., is a full-service commercial bank providing an array of financial services to individuals, small businesses, middle-market companies, and major corporations. The bank operated 403 full-service branches in California, Washington, Oregon and Texas, as well as two international offices, on June 30, 2011. UnionBanCal Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd., which is a subsidiary of Mitsubishi UFJ Financial Group, Inc. Union Bank is a proud member of the Mitsubishi UFJ Financial Group (MUFG, NYSE:MTU), one of the world’s largest financial organizations. Visit www.unionbank.com for more information.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 1
	As of and for the Three Months Ended					Percent Change to June 30, 2011 from
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2011	June 30, 2010
Results of operations:
Net interest income	$614	$618	$631	$618	$601	(1)%	2%
Noninterest income	240	240	251	218	244	-	(2)
Total revenue	854	858	882	836	845	-	1
Noninterest expense	578	615	701	562	584	(6)	(1)
Pre-tax, pre-provision income	276	243	181	274	261	14	6
(Reversal of) provision for loan losses	(94)	(102)	(40)	8	44	8	nm
Income before income taxes and including noncontrolling interests	370	345	221	266	217	7	71
Income tax expense	131	114	58	99	67	15	96
Net income including noncontrolling interests	239	231	163	167	150	3	59
Deduct: Net loss from noncontrolling interests	3	4	9	3	4	(25)	(25)
Net income attributable to UnionBanCal Corporation (UNBC)	$242	$235	$172	$170	$154	3	57

Balance sheet (end of period):
Total assets	$80,093	$80,642	$79,097	$79,840	$84,310	(1)	(5)
Total securities	19,430	21,673	22,114	19,630	23,055	(10)	(16)
Total loans held for investment	48,967	48,105	48,094	47,893	48,320	2	1
Core deposits (3)	46,443	48,018	48,667	50,596	52,935	(3)	(12)
Total deposits	57,181	58,677	59,954	61,541	66,271	(3)	(14)
Long-term debt	7,069	6,078	5,598	4,458	4,716	16	50
UNBC stockholder's equity	10,667	10,355	10,125	10,134	9,942	3	7

Balance sheet (period average):
Total assets	$80,334	$80,056	$80,182	$82,265	$85,511	-	(6)
Total securities	20,543	21,601	21,560	22,487	23,089	(5)	(11)
Total loans held for investment	48,849	48,283	47,952	48,105	47,827	1	2
Earning assets	71,709	71,351	71,517	73,603	77,412	1	(7)
Core deposits (3)	47,510	48,399	50,778	52,299	54,381	(2)	(13)
Total deposits	58,333	59,471	61,728	64,822	68,104	(2)	(14)
UNBC stockholder's equity	10,366	10,167	10,034	9,913	9,631	2	8

Performance ratios:
Return on average assets (2)	1.21%	1.19%	0.85%	0.82%	0.72%
Return on average UNBC stockholder's equity (2)	9.36	9.38	6.81	6.80	6.40
Net interest margin (1) (2)	3.44	3.49	3.53	3.36	3.11

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.08%	12.84%	12.44%	12.27%	11.95%
Total risk-based capital ratio (7)	15.41	15.41	15.01	14.97	14.64
Leverage ratio (7)	10.96	10.66	10.34	9.86	9.23
Tier 1 common capital ratio (6) (7)	13.08	12.84	12.42	12.25	11.93
Tangible common equity ratio (5)	10.29	9.80	9.67	9.56	8.79

Selected financial ratios excluding impact of privatization transaction (11):
From net income attributable to UNBC:
Return on average assets (2)	1.28%	1.24%	0.92%	0.89%	0.78%
Return on average stockholder's equity (2)	12.45	12.41	9.32	9.43	9.01
Core efficiency ratio (4)	63.74	67.47	68.83	61.13	62.39

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Financial Highlights (Unaudited)
Exhibit 2

	As of and for the Six Months Ended		Percent Change to June 30, 2011 from
(Dollars in millions)	June 30, 2011 (1)	June 30, 2010 (1)	June 30, 2010
Results of operations:
Net interest income	$1,232	$1,175	5%
Noninterest income	480	454	6
Total revenue	1,712	1,629	5
Noninterest expense	1,193	1,109	8
Pre-tax, pre-provision income	519	520	-
(Reversal of) provision for loan losses	(196)	214	nm
Income before income taxes and including noncontrolling interests	715	306	134
Income tax expense	245	82	199
Net income including noncontrolling interests	470	224	110
Deduct: Net loss from noncontrolling interests	7	7	-
Net income attributable to UNBC	$477	$231	106

Balance sheet (end of period):
Total assets	$80,093	$84,310	(5)
Total securities	19,430	23,055	(16)
Total loans held for investment	48,967	48,320	1
Core deposits (3)	46,443	52,935	(12)
Total deposits	57,181	66,271	(14)
Long-term debt	7,069	4,716	50
UNBC stockholder's equity	10,667	9,942	7

Balance sheet (period average):
Total assets	$80,195	$85,162	(6)
Total securities	21,069	23,316	(10)
Total loans held for investment	48,568	47,340	3
Total earning assets	71,531	77,535	(8)
Core deposits (3)	47,952	54,484	(12)
Total deposits	58,899	67,972	(13)
UNBC stockholder's equity	10,268	9,582	7

Performance ratios:
Return on average assets (2)	1.20%	0.55%
Return on average UNBC stockholder's equity (2)	9.37	4.86
Net interest margin (1) (2)	3.46	3.05

Capital ratios:
Tier 1 risk-based capital ratio (7)	13.08%	11.95%
Total risk-based capital ratio (7)	15.41	14.64
Leverage ratio (7)	10.96	9.23
Tier 1 common capital ratio (6) (7)	13.08	11.93
Tangible common equity ratio (5)	10.29	8.79

Selected financial ratios excluding impact of privatization transaction (11):
From net income attributable to UNBC:
Return on average assets (2)	1.26%	0.61%
Return on average stockholder's equity (2)	12.43	7.08
Core efficiency ratio (4)	65.60	61.97

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Credit Quality (Unaudited)
Exhibit 3
	As of and for the Three Months Ended					Percent Change to June 30, 2011 from
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2011	June 30, 2010

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(92)	$(102)	$(48)	$8	$44	10%	nm	%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(2)	-	8	-	-	nm	nm
(Reversal of) provision for losses on off-balance sheet commitments	(18)	(13)	(2)	(8)	1	(38)	nm
Total (reversal of) provision for credit losses	$(112)	$(115)	$(42)	$-	$45	3	nm
Net loans charged off	$111	$53	$64	$89	$94	109	18
Nonperforming assets	865	1,032	1,142	1,487	1,561	(16)	(45)

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.69%	2.15%	2.48%	2.67%	2.81%
Nonaccrual loans	114.05	118.50	123.40	98.38	100.38
Allowances for credit losses to (8) :
Total loans held for investment	1.96	2.46	2.81	3.01	3.17
Nonaccrual loans	132.19	135.61	140.23	111.04	113.13
Net loans charged off to average total loans held for investment (2)	0.91	0.44	0.52	0.74	0.78
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	1.76	2.14	2.37	3.09	3.22
Nonperforming assets to total assets	1.08	1.28	1.44	1.86	1.85
Nonaccrual loans to total loans held for investment	1.48	1.81	2.01	2.71	2.80

Excluding FDIC covered assets (12):
Allowance for loan losses to:
Total loans held for investment	1.70%	2.17%	2.50%	2.76%	2.92%
Nonaccrual loans	124.09	129.10	137.32	110.48	102.17
Allowances for credit losses to (8) :
Total loans held for investment	1.97	2.48	2.85	3.12	3.29
Nonaccrual loans	144.23	148.17	156.44	124.70	115.14
Net loans charged off to average total loans held for investment (2)	0.92	0.46	0.54	0.77	0.81
Nonperforming assets to total loans held for investment and OREO	1.42	1.74	1.91	2.60	2.97
Nonperforming assets to total assets	0.86	1.03	1.15	1.54	1.68
Nonaccrual loans to total loans held for investment	1.37	1.68	1.82	2.50	2.86

	As of and for the Six Months Ended		Percent Change to June 30, 2011 from
(Dollars in millions)	June 30, 2011	June 30, 2010	June 30, 2010

Credit Data:
(Reversal of) provision for loan losses, excluding FDIC covered loans	$(194)	$214	nm	%
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(2)	-	nm
(Reversal of) provision for losses on off-balance sheet commitments	(31)	(4)	nm
Total (reversal of) provision for credit losses	$(227)	$210	nm
Net loans charged off	$164	$213	(23)
Nonperforming assets	865	1,561	(45)

Credit Ratios:
Net loans charged off to average total loans held for investment (2)	0.68%	0.91%
Nonperforming assets to total assets	1.08	1.85

Excluding FDIC covered assets (12):
Net loans charged off to average total loans held for investment (2)	0.69%	0.92%
Nonperforming assets to total assets	0.86	1.68

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 4

	For the Three Months Ended
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Interest Income
Loans	$565	$559	$576	$582	$568
Securities	138	143	137	132	135
Other	2	1	1	2	5
Total interest income	705	703	714	716	708

Interest Expense
Deposits	53	53	56	70	78
Commercial paper and other short-term borrowings	2	1	-	1	2
Long-term debt	36	31	27	27	27
Total interest expense	91	85	83	98	107

Net Interest Income	614	618	631	618	601
(Reversal of) provision for loan losses	(94)	(102)	(40)	8	44
Net interest income after (reversal of) provision for loan losses	708	720	671	610	557

Noninterest Income
Service charges on deposit accounts	56	57	58	62	64
Trust and investment management fees	34	34	34	33	35
Trading account activities	28	33	33	32	25
Merchant banking fees	29	19	28	19	22
Securities gains, net	29	28	33	11	27
Brokerage commissions and fees	12	13	10	11	10
Card processing fees, net	12	10	10	10	12
Other	40	46	45	40	49
Total noninterest income	240	240	251	218	244

Noninterest Expense
Salaries and employee benefits	346	344	338	293	319
Net occupancy and equipment	67	65	64	65	64
Professional and outside services	55	44	56	54	50
Intangible asset amortization	24	25	31	31	30
Regulatory assessments	19	21	26	30	30
(Reversal of) provision for losses on off-balance sheet commitments	(18)	(13)	(2)	(8)	1
Other	85	129	188	97	90
Total noninterest expense	578	615	701	562	584

Income before income taxes and including noncontrolling interests	370	345	221	266	217
Income tax expense	131	114	58	99	67

Net Income including Noncontrolling Interests	239	231	163	167	150

Deduct: Net loss from noncontrolling interests	3	4	9	3	4
Net Income attributable to UNBC	$242	$235	$172	$170	$154

UnionBanCal Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)
Exhibit 5

	For the Six Months Ended
(Dollars in millions)	June 30, 2011	June 30, 2010
Interest Income
Loans	$1,124	$1,108
Securities	281	278
Other	3	10
Total interest income	1,408	1,396

Interest Expense
Deposits	106	164
Commercial paper and other short-term borrowings	3	3
Long-term debt	67	54
Total interest expense	176	221

Net Interest Income	1,232	1,175
(Reversal of) provision for loan losses	(196)	214
Net interest income after (reversal of) provision for loan losses	1,428	961

Noninterest Income
Service charges on deposit accounts	113	130
Trust and investment management fees	68	66
Trading account activities	61	46
Securities gains, net	57	61
Merchant banking fees	48	36
Brokerage commissions and fees	25	19
Card processing fees, net	22	21
Other	86	75
Total noninterest income	480	454

Noninterest Expense
Salaries and employee benefits	690	599
Net occupancy and equipment	132	123
Professional and outside services	99	89
Intangible asset amortization	49	62
Regulatory assessments	40	60
(Reversal of) provision for losses on off-balance sheet commitments	(31)	(4)
Other	214	180
Total noninterest expense	1,193	1,109

Income before income taxes and including noncontrolling interests	715	306
Income tax expense	245	82

Net Income including Noncontrolling Interests	470	224

Deduct: Net loss from noncontrolling interests	7	7
Net Income attributable to UNBC	$477	$231

UnionBanCal Corporation and Subsidiaries
Consolidated Balance Sheets
Exhibit 6

	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010
Assets
Cash and due from banks	$1,233	$1,247	$946	$1,172	$1,221
Interest bearing deposits in banks (includes $24 at June 30, 2011, $23 at March 31, 2011, $11 at December 31, 2010, $9 at September 30, 2010 and $13 at June 30, 2010 related to consolidated variable interest entities (VIEs))	2,477	1,912	217	2,419	2,873
Federal funds sold and securities purchased under resale agreements	78	24	11	595	288
Total cash and cash equivalents	3,788	3,183	1,174	4,186	4,382
Trading account assets:
Pledged as collateral	1	6	43	37	64
Held in portfolio	897	870	956	1,134	1,055
Securities available for sale:
Pledged as collateral	340	308	10	-	-
Held in portfolio	17,758	20,026	20,781	18,327	21,789
Securities held to maturity (Fair value: June 30, 2011, $1,610; March 31, 2011, $1,646; December 31, 2010, $1,560; September 30, 2010, $1,481 and June 30, 2010, $1,434)	1,332	1,339	1,323	1,303	1,266
Loans held for investment:
Loans, excluding FDIC covered loans	47,718	46,715	46,584	46,214	46,496
FDIC covered loans	1,249	1,390	1,510	1,679	1,824
Total loans held for investment	48,967	48,105	48,094	47,893	48,320
Allowance for loan losses	(826)	(1,034)	(1,191)	(1,277)	(1,358)
Loans held for investment, net	48,141	47,071	46,903	46,616	46,962
Premises and equipment, net	686	694	712	674	671
Intangible assets, net	407	432	457	487	517
Goodwill	2,447	2,447	2,456	2,456	2,456
FDIC indemnification asset	650	699	783	824	907
Other assets (includes $272 at June 30, 2011, $277 at March 31, 2011, $283 at December 31, 2010, $291 at September 30, 2010 and $294 at June 30, 2010 related to consolidated VIEs)	3,646	3,567	3,499	3,796	4,241
Total assets	$80,093	$80,642	$79,097	$79,840	$84,310

Liabilities
Noninterest bearing	$17,708	$18,062	$16,343	$15,426	$15,319
Interest bearing	39,473	40,615	43,611	46,115	50,952
Total deposits	57,181	58,677	59,954	61,541	66,271
Commercial paper and other short-term borrowings	2,838	3,260	1,356	977	999
Long-term debt (includes $8 at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 related to consolidated VIEs)	7,069	6,078	5,598	4,458	4,716
Trading account liabilities	730	696	774	1,010	815
Other liabilities (includes $2 at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010 related to consolidated VIEs)	1,338	1,303	1,024	1,447	1,289
Total liabilities	69,156	70,014	68,706	69,433	74,090

Equity
UNBC Stockholder's Equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,829 shares issued	136	136	136	136	136
Additional paid-in capital	5,199	5,201	5,198	5,195	5,195
Retained earnings	5,945	5,703	5,468	5,296	5,131
Accumulated other comprehensive loss	(613)	(685)	(677)	(493)	(520)
Total UNBC stockholder's equity	10,667	10,355	10,125	10,134	9,942
Noncontrolling interests	270	273	266	273	278
Total equity	10,937	10,628	10,391	10,407	10,220
Total liabilities and equity	$80,093	$80,642	$79,097	$79,840	$84,310

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)
Exhibit 7

(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Loans held for investment (period end)
Loans held for investment, excluding FDIC covered loans:
Commercial and industrial	$15,854	$15,143	$15,162	$14,650	$14,675
Commercial mortgage	7,729	7,749	7,816	7,893	8,062
Construction	1,055	1,153	1,460	1,850	2,114
Lease financing	701	773	757	635	642
Total commercial portfolio	25,339	24,818	25,195	25,028	25,493

Residential mortgage	18,610	18,110	17,531	17,295	17,089
Home equity and other consumer loans	3,769	3,787	3,858	3,891	3,914
Total consumer portfolio	22,379	21,897	21,389	21,186	21,003
Total loans held for investment, excluding FDIC covered loans	47,718	46,715	46,584	46,214	46,496
FDIC covered loans:
Commercial and industrial	332	387	433	495	554
Commercial mortgage	662	707	733	796	818
Construction	155	184	222	251	273
Residential mortgage	70	77	81	88	117
Home equity and other consumer loans	30	35	41	49	62
Total FDIC covered loans	1,249	1,390	1,510	1,679	1,824

Total loans held for investment	$48,967	$48,105	$48,094	$47,893	$48,320

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$110	$113	$115	$167	$176
Commercial mortgage	230	265	329	481	510
Construction	47	71	140	244	373
Lease financing	-	71	-	-	-

Total commercial portfolio	387	520	584	892	1,059

Residential mortgage	242	241	243	237	245
Home equity and other consumer loans	23	22	22	27	25
Total consumer portfolio	265	263	265	264	270

Total nonaccrual loans, excluding FDIC covered loans	652	783	849	1,156	1,329
FDIC covered loans	72	90	116	142	24
Total nonaccrual loans	724	873	965	1,298	1,353

OREO	26	32	41	47	52
FDIC covered OREO	115	127	136	142	156

Total nonperforming assets	$865	$1,032	$1,142	$1,487	$1,561

Total nonperforming assets, excluding FDIC covered assets	$678	$815	$890	$1,203	$1,381

Loans 90 days or more past due and still accruing (13)	$2	$3	$2	$17	$6
Troubled debt restructured loans that are still accruing	$82	$45	$22	$25	$9
Troubled debt restructured nonaccrual loans (included in total nonaccrual loans above)	$184	$189	$198	$149	$88

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Allowances for Credit Losses (Unaudited)
Exhibit 8

	As of and for the Three Months Ended
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010

Analysis of Allowances for Credit Losses
Balance, beginning of period	$1,034	$1,191	$1,277	$1,358	$1,408

(Reversal of) provision for loan losses, excluding FDIC covered loans	(92)	(102)	(48)	8	44
(Reversal of) provision for FDIC covered loan losses not subject to FDIC indemnification	(2)	-	8	-	-
Increase (decrease) in allowance covered by FDIC indemnification	(3)	(2)	17	-	-
Other	-	-	1	-	-

Loans charged off:
Commercial and industrial	(11)	(23)	(18)	(37)	(30)
Commercial mortgage	(14)	(24)	(51)	(27)	(51)
Construction	(3)	(1)	(4)	(2)	(10)
Lease financing	(71)	-	-	-	-
Total commercial portfolio	(99)	(48)	(73)	(66)	(91)

Residential mortgage	(13)	(14)	(8)	(25)	(12)
Home equity and other consumer loans	(10)	(11)	(15)	(11)	(9)
Total consumer portfolio	(23)	(25)	(23)	(36)	(21)

FDIC covered loans	(1)	-	-	-	-
Total loans charged off	(123)	(73)	(96)	(102)	(112)

Recoveries of loans previously charged off:
Commercial and industrial	8	7	19	5	8
Commercial mortgage	2	8	8	1	2
Construction	2	4	3	7	8
Total commercial portfolio	12	19	30	13	18

Residential mortgage	-	-	1	-	-
Home equity and other consumer loans	-	1	1	-	-
Total consumer portfolio	-	1	2	-	-

Total recoveries of loans previously charged off	12	20	32	13	18
Net loans charged off	(111)	(53)	(64)	(89)	(94)

Ending balance of allowance for loan losses	826	1,034	1,191	1,277	1,358
Allowance for losses on off-balance sheet commitments	131	150	162	164	172
Allowances for credit losses	$957	$1,184	$1,353	$1,441	$1,530

Components of allowance for loan losses:
Allowance for loan losses, excluding allowance on FDIC covered loans	$809	$1,011	$1,166	$1,277	$1,358
Allowance for loan losses on FDIC covered loans	17	23	25	-	-
Total allowance for loan losses	$826	$1,034	$1,191	$1,277	$1,358

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 9

	For the Three Months Ended
	June 30, 2011			June 30, 2010
(Dollars in millions)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)
Assets
Loans held for investment: (9)
Commercial and industrial	$15,814	$159	4.05%	$14,586	$168	4.61%
Commercial mortgage	7,726	84	4.31	8,180	86	4.20
Construction	1,116	11	4.03	2,145	15	2.91
Lease financing	775	8	3.99	641	6	3.88
Residential mortgage	18,324	221	4.83	16,984	226	5.34
Home equity and other consumer loans	3,782	40	4.23	3,919	43	4.41
Total loans, excluding FDIC covered loans	47,537	523	4.41	46,455	544	4.70
FDIC covered loans	1,312	44	13.33	1,372	26	7.54
Total loans held for investment	48,849	567	4.65	47,827	570	4.78
Securities	20,543	139	2.72	23,089	135	2.34
Interest bearing deposits in banks	2,086	1	0.24	5,920	4	0.25
Federal funds sold and securities purchased under resale agreements	71	-	0.10	392	-	0.15
Trading account assets	137	1	0.65	184	1	1.33
Other earning assets	23	-	2.18	-	-	-
Total earning assets	71,709	708	3.95	77,412	710	3.67
Allowance for loan losses	(992)			(1,459)
Cash and due from banks	1,208			1,202
Premises and equipment, net	692			672
Other assets	7,717			7,684
Total assets	$80,334			$85,511
Liabilities
Deposits:
Transaction and money market accounts	$23,667	14	0.24	$37,608	48	0.51
Savings and consumer time	7,898	14	0.71	7,421	15	0.83
Large time	8,811	25	1.16	8,265	15	0.73
Total interest bearing deposits	40,376	53	0.53	53,294	78	0.59
Commercial paper and other short-term borrowings (10)	3,113	2	0.23	1,394	2	0.43
Long-term debt	6,349	36	2.22	4,732	27	2.33
Total borrowed funds	9,462	38	1.57	6,126	29	1.90
Total interest bearing liabilities	49,838	91	0.73	59,420	107	0.73
Noninterest bearing deposits	17,957			14,810
Other liabilities	1,900			1,368
Total liabilities	69,695			75,598
Equity
UNBC Stockholder's equity	10,366			9,631
Noncontrolling interests	273			282
Total equity	10,639			9,913
Total liabilities and equity	$80,334			$85,511

Net interest income/spread (taxable-equivalent basis)		617	3.22%		603	2.94%
Impact of noninterest bearing deposits			0.19			0.15
Impact of other noninterest bearing sources			0.03			0.02
Net interest margin			3.44			3.11
Less: taxable-equivalent adjustment		3			2
Net interest income		$614			$601

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 10

	For the Three Months Ended
	June 30, 2011			March 31, 2011
(Dollars in millions)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1)(2)
Assets
Loans held for investment: (9)
Commercial and industrial	$15,814	$159	4.05%	$15,325	$157	4.13%
Commercial mortgage	7,726	84	4.31	7,778	85	4.38
Construction	1,116	11	4.03	1,341	12	3.48
Lease financing	775	8	3.99	776	8	4.33
Residential mortgage	18,324	221	4.83	17,794	220	4.94
Home equity and other consumer loans	3,782	40	4.23	3,823	40	4.29
Total loans, excluding FDIC covered loans	47,537	523	4.41	46,837	522	4.48
FDIC covered loans	1,312	44	13.33	1,446	39	10.89
Total loans held for investment	48,849	567	4.65	48,283	561	4.67
Securities	20,543	139	2.72	21,601	143	2.64
Interest bearing deposits in banks	2,086	1	0.24	1,200	1	0.25
Federal funds sold and securities purchased under resale agreements	71	-	0.10	96	-	0.18
Trading account assets	137	1	0.65	150	-	1.19
Other earning assets	23	-	2.18	21	-	3.49
Total earning assets	71,709	708	3.95	71,351	705	3.97
Allowance for loan losses	(992)			(1,182)
Cash and due from banks	1,208			1,246
Premises and equipment, net	692			712
Other assets	7,717			7,929
Total assets	$80,334			$80,056
Liabilities
Deposits:
Transaction and money market accounts	$23,667	14	0.24	$25,489	15	0.25
Savings and consumer time	7,898	14	0.71	7,857	14	0.71
Large time	8,811	25	1.16	8,987	24	1.03
Total interest bearing deposits	40,376	53	0.53	42,333	53	0.50
Commercial paper and other short-term borrowings (10)	3,113	2	0.23	2,435	1	0.27
Long-term debt	6,349	36	2.22	5,902	31	2.16
Total borrowed funds	9,462	38	1.57	8,337	32	1.61
Total interest bearing liabilities	49,838	91	0.73	50,670	85	0.68
Noninterest bearing deposits	17,957			17,138
Other liabilities	1,900			1,815
Total liabilities	69,695			69,623
Equity
UNBC Stockholder's equity	10,366			10,167
Noncontrolling interests	273			266
Total equity	10,639			10,433
Total liabilities and equity	$80,334			$80,056

Net interest income/spread (taxable-equivalent basis)		617	3.22%		620	3.29%
Impact of noninterest bearing deposits			0.19			0.17
Impact of other noninterest bearing sources			0.03			0.03
Net interest margin			3.44			3.49
Less: taxable-equivalent adjustment		3			2
Net interest income		$614			$618

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Net Interest Income (Unaudited)
Exhibit 11

	For the Six Months Ended
	June 30, 2011			June 30, 2010
(Dollars in millions)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1) (2)	Average Balance	Interest Income/ Expense (1)	Average Yield/ Rate (1) (2)
Assets
Loans held for investment: (9)
Commercial and industrial	$15,571	$316	4.09%	$14,770	$330	4.50%
Commercial mortgage	7,752	169	4.35	8,207	172	4.20
Construction	1,228	23	3.73	2,226	32	2.94
Lease financing	775	16	4.16	645	12	3.84
Residential mortgage	18,061	441	4.88	16,885	454	5.38
Home equity and other consumer loans	3,802	80	4.26	3,917	86	4.42
Total loans, excluding FDIC covered loans	47,189	1,045	4.44	46,650	1,086	4.67
FDIC covered loans	1,379	83	12.06	690	26	7.52
Total loans held for investment	48,568	1,128	4.66	47,340	1,112	4.72
Securities	21,069	282	2.68	23,316	279	2.39
Interest bearing deposits in banks	1,645	2	0.24	6,257	8	0.25
Federal funds sold and securities purchased under resale agreements	83	-	0.15	426	-	0.13
Trading account assets	144	1	0.93	196	2	1.52
Other earning assets	22	-	2.81	-	-	-
Total earning assets	71,531	1,413	3.96	77,535	1,401	3.62
Allowance for loan losses	(1,087)			(1,433)
Cash and due from banks	1,226			1,204
Premises and equipment, net	702			673
Other assets	7,823			7,183
Total assets	$80,195			$85,162
Liabilities
Deposits:
Transaction and money market accounts	$24,573	29	0.24	$38,729	111	0.58
Savings and consumer time	7,878	28	0.71	6,700	27	0.82
Large time	8,898	49	1.10	7,945	26	0.65
Total interest bearing deposits	41,349	106	0.52	53,374	164	0.62
Commercial paper and other short-term borrowings (10)	2,776	3	0.25	1,445	3	0.42
Long-term debt	6,127	67	2.19	4,653	54	2.34
Total borrowed funds	8,903	70	1.59	6,098	57	1.88
Total interest bearing liabilities	50,252	176	0.70	59,472	221	0.75
Noninterest bearing deposits	17,550			14,598
Other liabilities	1,855			1,322
Total liabilities	69,657			75,392
Equity
UNBC Stockholder's equity	10,268			9,582
Noncontrolling interests	270			188
Total equity	10,538			9,770
Total liabilities and equity	$80,195			$85,162

Net interest income/spread (taxable-equivalent basis)		1,237	3.26%		1,180	2.87%
Impact of noninterest bearing deposits			0.18			0.15
Impact of other noninterest bearing sources			0.02			0.03
Net interest margin			3.46			3.05
Less: taxable-equivalent adjustment		5			5
Net interest income		$1,232			$1,175

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)
Exhibit 12

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended					For the Six Months Ended
(Dollars in millions)	June 30, 2011	March 31, 2011	December 31, 2010	September 30, 2010	June 30, 2010	June 30, 2011	June 30, 2010

Net income attributable to UNBC	$242	$235	$172	$170	$154	$477	$231
Net adjustments related to privatization transaction, net of tax	6	3	7	8	9	9	21
Net income attributable to UNBC, excluding impact of privatization transaction	$248	$238	$179	$178	$163	$486	$252

Average total assets	$80,334	$80,056	$80,182	$82,265	$85,511	$80,195	$85,162
Net adjustments related to privatization transaction	2,459	2,473	2,488	2,509	2,529	2,466	2,538
Average total assets, excluding impact of privatization transaction	$77,875	$77,583	$77,694	$79,756	$82,982	$77,729	$82,624
Return on average assets (2)	1.21%	1.19%	0.85%	0.82%	0.72%	1.20%	0.55%
Return on average assets, excluding impact of privatization transaction (2) (11)	1.28	1.24	0.92	0.89	0.78	1.26	0.61

Average UNBC stockholder's equity	$10,366	$10,167	$10,034	$9,913	$9,631	$10,268	$9,582
Net adjustments related to privatization transaction	2,390	2,396	2,401	2,405	2,409	2,393	2,411
Average UNBC stockholder's equity, excluding impact of privatization transaction	$7,976	$7,771	$7,633	$7,508	$7,222	$7,875	$7,171
Return on average UNBC stockholder's equity (2)	9.36%	9.38%	6.81%	6.80%	6.40%	9.37%	4.86%
Return on average UNBC stockholder's equity, excluding impact of privatization transaction (2) (11)	12.45	12.41	9.32	9.43	9.01	12.43	7.08

Noninterest expense	$578	$615	$701	$562	$584	$1,193	$1,109
Less: Foreclosed asset expense	2	3	4	6	1	5	1
Less: (Reversal of) provision for losses on off-balance sheet commitments	(18)	(13)	(2)	(8)	1	(31)	(4)
Less: Low income housing credit investment amortization expense	18	13	19	13	14	31	28
Less: Expenses of the consolidated VIEs	6	6	15	6	6	12	11
Less: Merger costs related to acquisitions	10	13	9	11	13	23	13
Less: Asset impairment charge	-	-	30	-	-	-	-
Net noninterest expense before privatization adjustments (a)	$560	$593	$626	$534	$549	$1,153	$1,060
Net adjustments related to privatization transaction	25	26	32	33	33	51	72
Net noninterest expense, excluding impact of privatization transaction (b)	$535	$567	$594	$501	$516	$1,102	$988

Total revenue	$854	$858	$882	$836	$845	$1,712	$1,629
Add: Net interest income taxable-equivalent adjustment	3	2	3	2	2	5	5
Total revenue, including taxable-equivalent adjustment (c)	857	860	885	838	847	1,717	1,634
Accretion related to privatization-related fair value adjustments	16	21	21	18	19	37	38
Total revenue, excluding impact of privatization transaction (d)	$841	$839	$864	$820	$828	$1,680	$1,596
Core efficiency ratio (a)/(c) (4)	65.53%	68.80%	70.88%	63.69%	64.86%	67.17%	64.92%
Core efficiency ratio, excluding impact of privatization transaction (b)/(d) (11)	63.74	67.47	68.83	61.13	62.39	65.60	61.97

Total UNBC stockholder's equity	$10,667	$10,355	$10,125	$10,134	$9,942
Less: Goodwill	2,447	2,447	2,456	2,456	2,456
Less: Intangible assets	407	432	457	487	517
Less: Deferred tax liabilities related to goodwill and intangible assets	(149)	(159)	(168)	(180)	(192)
Tangible common equity (e)	$7,962	$7,635	$7,380	$7,371	$7,161
Tier 1 capital, determined in accordance with regulatory requirements	$8,535	$8,280	$8,029	$7,861	$7,682
Less: Trust preferred securities	-	-	13	13	13
Tier 1 common equity (f)	$8,535	$8,280	$8,016	$7,848	$7,669
Total assets	$80,093	$80,642	$79,097	$79,840	$84,310
Less: Goodwill	2,447	2,447	2,456	2,456	2,456
Less: Intangible assets	407	432	457	487	517
Less: Deferred tax liabilities related to goodwill and intangible assets	(149)	(159)	(168)	(180)	(159)
Tangible assets (g)	$77,388	$77,922	$76,352	$77,077	$81,496
Risk-weighted assets, determined in accordance with regulatory requirements (h) (7)	$65,274	$64,467	$64,516	$64,080	$64,301
Tangible common equity ratio (e)/(g) (5)	10.29%	9.80%	9.67%	9.56%	8.79%
Tier 1 common capital ratio (f)/(h) (6)	13.08	12.84	12.42	12.25	11.93

Refer to Exhibit 13 for footnote explanations.

UnionBanCal Corporation and Subsidiaries

Footnotes
Exhibit 13

(1)	Yields and interest income are presented on a taxable-equivalent basis using the federal statutory tax rate of 35 percent.
(2)	Annualized.
(3)	Core deposits consist of total deposits, excluding brokered deposits and time deposits of $100,000 and over.
(4)	The core efficiency ratio, a non-GAAP financial measure, is net noninterest expense (noninterest expense excluding foreclosed asset expense, (reversal of) provision for losses on off-balance sheet commitments, low income housing credit investment amortization expense, expenses of the consolidated VIEs, merger costs related to the acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank and asset impairment charges) as a percentage of total revenue (net interest income (taxable-equivalent basis) and noninterest income). Management discloses the core efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our core activities. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(5)	The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology of determining tangible common equity may differ among companies. The tangible common equity ratio has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(6)	The Tier 1 common capital ratio is the ratio of Tier 1 capital, less qualifying trust preferred securities, to risk-weighted assets. All of the trust preferred securities were paid off during the quarter ended March 31, 2011. The Tier 1 common capital ratio, a non-GAAP financial measure, has been included to facilitate the understanding of the Company's capital structure and for use in assessing and comparing the quality and composition of UnionBanCal's capital structure to other financial institutions. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(7)	Estimated as of June 30, 2011.
(8)	The allowance for credit losses ratios include the allowances for loan losses and losses on off-balance sheet commitments.
(9)	Average balances on loans outstanding include all nonperforming loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.
(10)	Includes interest bearing trading liabilities.
(11)	These ratios exclude the impact of the privatization transaction. Management believes that these ratios, which exclude the push-down accounting effects of the privatization transaction, provide useful supplemental information, which is important to a proper understanding of the Company's core business results. Please refer to Exhibit 12 for a reconciliation between certain GAAP amounts and these non-GAAP measures.
(12)	These ratios exclude the impact of the FDIC covered loans, the related allowance for loan losses and FDIC covered OREO, which are covered under loss share agreements between Union Bank, N.A. and the Federal Deposit Insurance Corporation. Such agreements are related to the April 2010 acquisitions of certain assets and assumption of certain liabilities of Frontier Bank and Tamalpais Bank. Management believes the exclusion of FDIC covered loans and FDIC covered OREO in certain asset quality ratios that include nonperforming loans, nonperforming assets, total loans held for investment and the allowance for loan losses or credit losses in the numerator or denominator provides a better perspective into underlying asset quality trends.
(13)	Excludes loans totaling $251 million, $279 million, $312 million, $297 million and $255 million that are 90 days or more past due and still accruing at June 30, 2011, March 31, 2011, December 31, 2010, September 30, 2010 and June 30, 2010, respectively, which consisted of FDIC covered loans accounted for in accordance with the accounting standards for purchased credit impaired loans.
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CONTACT:
UnionBanCal Corporation
Thomas Taggart, 415-765-2249
Corporate Communications
Michelle Crandall, 415-765-2780
Investor Relations